EXHIBIT 10.1

LETTER AGREEMENT OF OCTOBER 27, 2006

Complete Tower Sources, Inc.
715 Vatican Road
Carencro, LA   705020
Attn:  Lori Mitchell

Mitchell Site Acq., Inc.
119 Veterinarian Road
Lafayette, LA   70507
Attn: Matthew Mitchell

Re:          Stock Purchase Agreement (the “CTSI Stock Purchase Agreement”), dated June 20, 2006, by and among Ayin Holding Company Inc. (“Purchaser”), Complete Tower Sources, Inc. (“CTSI”), and Lori H. Mitchell, sole shareholder of CTSI (attached as Exhibit “A” hereto), as amended by that certain letter agreement, dated June 20, 2006, by and among Purchaser, Sellers, CTSI and Mitchell Site Acq., Inc. (the “First Letter Agreement”) (attached as Exhibit “B” hereto) and that certain closing letter agreement, dated August 15, 2006, by and among Purchaser, Sellers, CTSI, and Mitchell Site Acq., Inc. (the “Closing Letter Agreement”) (attached as Exhibit “C” hereto);

Stock Purchase Agreement (the “MSAI Stock Purchase Agreement”), dated June 20, 2006, by and among Purchaser, Mitchell Site Acq., Inc. (“MSAI”), and Matthew B. Mitchell, sole shareholder of MSAI (attached as Exhibit “D” hereto), as amended by the First Letter Agreement (Exhibit “B”) and the Closing Letter Agreement (Exhibit “C”)

Stock Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Lori Mitchell in the amount of $28,400,000 (the “CTSI Earnout Note”) (attached as Exhibit “E” hereto and which is referred to herein as the “CTSI Earnout Note”);

Stock Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Matthew Mitchell in the amount of $5,400,000 (the “MSAI Stock Purchase Agreement Note), (attached hereto as Exhibit “F”), the Goodwill Purchase Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006, (the “Goodwill Purchase Agreement”) (attached hereto as Exhibit “G”) Goodwill Purchase Agreement Promissory Note, dated August 15, 2006, between Purchaser and Matthew Mitchell in the amount of $5,400,000 (the “MSAI Goodwill Note”, attached hereto as Exhibit “H”, and together with the MSAI Stock Purchase Agreement Note are referred to herein as the “MSAI Earnout Notes”);

Closing Promissory Note, dated August 15, 2006, by and among Charys Holding Company, Inc. (“Parent”), Purchaser, and Lori Mitchell in the amount of $23,755,852 (the “CTSI Closing Note”, attached hereto as Exhibit “I”); and

Closing Promissory Note, dated August 15, 2006, by and among Parent, Purchaser, and Matthew Mitchell in the amount of $13,412,500 (the “MSAI Closing Note”, attached hereto as Exhibit “J”).

The foregoing agreements are herein referred to collectively as the “Purchase Agreements.”  Lori Mitchell and Matthew Mitchell are referred to collectively as the “Sellers.”

Ladies and Gentlemen:

This letter agreement is being delivered in connection with the Purchase Agreements and sets forth the agreement of the parties on certain matters related to the Purchase Agreements.  Unless specifically amended by this (i) letter agreement, (ii) the First Letter Agreement, or (iii) the Closing Letter Agreement, the Purchase Agreements remain unchanged and in full force and effect.

Accordingly, Purchaser and Sellers, each intending to be legally bound, agree as follows:

I.              Payment Date

1.             The Payment Date (as such term is used in this letter agreement) shall be December 18, 2006.

II.            CTSI Transaction

1.             The Sale Price for the stock of CTSI to be paid to Seller by Purchaser is $76,000,000.00, said Sale Price is to be paid as follows:

(a)                                  The Promissory Note dated October 20, 2006 made payable to Lori H. Mitchell in the amount of $42,955,852.00 in the form and substance and subject to the terms and conditions of Exhibit “K”, which is attached hereto (the “Promissory Note of October 20, 2006”), said Note to be payable in full on the Payment Date; and;

(b)                                 A Promissory Note dated October 20, 2006 made payable to Lori H. Mitchell in the amount of $14,200,000.00 in the form and substance and subject to the terms and conditions of Exhibit “L” attached hereto, said Note payable in two (2) annual installments of $7,100,000.00 each, with the first payment being due on December 10, 2007 and the subsequent payment being due on December 10, 2008; and

(c)                                  That the $5,000,000.00 non-refundable deposit paid to Lori H. Mitchell on September 1, 2006 has been retained by her and shall be credited against the Sale Price; and

(d)                                 Purchaser will deliver to CTSI, on or prior to December 11, 2006, the sum of $13,844,148.00 to satisfy the requirement of Section 2.05 of the CTSI Stock Purchase Agreement, which said sum is to be paid by CTSI in accordance with the said Section 2.05 of the Stock Purchase Agreement within five (5) days following the Payment Date, notwithstanding anything to the contrary contained in the Purchase Agreements.

2.             In addition to the payments set forth above, the obligations, as set forth in Section 2.03 of the CTSI Stock Purchase Agreement, dated June 20, 2006, concerning the target amounts of the cash inventory, accounts receivable, accrued wages shall be honored.  Notwithstanding anything contained in any of the Purchase Agreements, on or prior to November 24, 2006, the Purchaser shall pay (i) off the obligation to the Whitney National Bank upto $2,400,000 and any obligations under any credit cards belonging to CTSI, and (ii) cause all personal guarantees that back the Whitney Bank loan and the credit card obligations to be cancelled (collectively, the “Whitney Payments”).

Further, in addition to the payments set forth above, the Noncompetition Payment set forth in Section 2.04 of the CTSI Stock Purchase Agreement, dated June 20, 2006, shall be honored.

The parties hereto agree to deliver certificates evidencing the stock of CTSI and MSAI (the “Stock Certificates”) to Whitney National Bank, or such other mutually agreeable agent, to be held in escrow.  The stock certificates shall be issued in the name of the escrow agent or be accompanied by blank stock powers.  The escrow agreement will provide that the Stock Certificates are to be endorsed and delivered to the Purchaser in the event (i) the Whitney Payments occur on or before November 24, 2006 and (ii) the payment obligations of Purchaser hereunder (other than the Whitney Payments) are satisfied on or before the Payment Date.  Alternatively, if (i) the Whitney Payments are not made or on before November 24, 2006, or (ii) if the payment obligations of the Purchaser hereunder (other than the Whitney Payments) are not satisfied by the Payment Date, the escrow agreement will provide that the Stock Certificates shall be endorsed and delivered to the Sellers and the agreements contained in this letter agreement will become null and void.

3.             Governing Law; Forum.  Notwithstanding anything contained in Section 12.09 of the CTSI Stock Purchase Agreement, or anything contained in the CTSI Closing Note or the CTSI Earnout Note, the parties acknowledge and agree that the Purchase Agreements, along with the Employment Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006, the Employment Agreement between Purchaser and Lori H. Mitchell, dated August 15, 2006, the Non-Compete Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006, the Non-Compete Agreement between Purchaser and Lori H. Mitchell, dated August 15, 2006, the Employment Agreement between Purchaser and Carrol Castille, dated August 15, 2006 and any other non-compete or employment agreements signed in connection with this transaction, notwithstanding the language contained in any of those agreements, shall be governed by the laws of the State of Louisiana, without giving effect to the principles of conflicts of law thereof.  Each of Purchaser and Seller hereby irrevocably agrees that any legal action or proceeding with respect to the Purchase Agreements brought by the other party or its successors or assigns shall be brought and determined by the Fifteenth Judicial District Court for the State of Louisiana, City of Lafayette, and each party irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid court. Each party hereto irrevocably waives and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding with respect to these covenant agreements: (a) any claim that it is not personally subject to the jurisdiction of the above-named court for any reason other than the failure to lawfully serve process; (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of jurisdiction of the judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by applicable law, that (i) the suit, action, or proceeding in any such court is proper in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) these agreements, or the subject matter thereof, may not be enforced in or by such court.

4.             Seller’s Legal Fees.  Notwithstanding anything contained in Section 12.07 of the CTSI Stock Purchase Agreement, the parties acknowledge and agree that Purchaser shall pay for Seller’s reasonable attorneys fees incurred in connection with the signing and closing of the CTSI transaction, subject to Purchaser’s and Charys’s satisfactory review of the legal invoices prior to payment.

III.           MSAI Transaction

1.             The Sale Purchase Price for the stock of MSAI to be paid to Seller by Purchaser is $29,000,000.00, said Sale Price is to be paid as follows:

(a)                                  The Promissory Note dated October 20, 2006 made payable to Matthew B. Mitchell in the amount of $20,812,500.00 in the form and substance and subject to the terms and conditions of Exhibit “M”, which is attached hereto (the “Closing Promissory Note of October 20, 2006”), said Note to be payable in full on the Payment Date; and;

(b)                                 A Promissory Note dated October 20, 2006 made payable to Matthew B. Mitchell in the amount of $2,700,000.00 in the form and substance and subject to the terms and conditions of Exhibit “N” attached hereto, said Note payable in two (2) annual installments of $1,350,000.00 each, with the first payment being due on December 10, 2007 and the subsequent payment being due on December 10, 2008; and

(c)                                  A Good Will Purchase Agreement Promissory Note dated October 20, 2006 made payable to Matthew B. Mitchell in the amount of $2,700,000.00 in the form and substance and subject to the terms and conditions of Exhibit “O” attached hereto, said Note payable in two (2) annual installments of $1,350,000.00 each, with the first payment being due on December 10, 2007 and the subsequent payment being due on December 10, 2008; and

(d)                                 That the $2,000,000.00 non-refundable deposit paid to Matthew B. Mitchell on September 1, 2006 has been retained by him and shall be credited against the Sale Price; and

(e)                                  Purchaser will deliver to MSAI, on or prior to the Payment Date, the sum of $787,500.00 to satisfy the requirement of Section 2.02(b) of the MSAI

Stock Purchase Agreement, which said sum is to be paid by MSAI in accordance with the said Section 2.02(b) of the MSAI Stock Purchase Agreement within five (5) days following the Payment Date, notwithstanding anything to the contrary contained in the Purchase Agreements.

2.             In addition to the payments set forth above, the obligations, as set forth in Section 2.03 of the MSAI Stock Purchase Agreement, dated June 20, 2006, concerning the target amounts of the cash inventory, accounts receivable, accrued wages shall be honored. Further, in addition to the payments set forth above, the Noncompetition Payment set forth in Section 2.04 of the MSAI Stock Purchase Agreement, dated June 20, 2006 and in the Non- Competition Agreement dated August 15th  2006 shall be honored.

3.             Governing Law; Forum.  Notwithstanding anything contained in Section 12.09 of the MSAI Stock Purchase Agreement, or anything contained in the MSAI Closing Note or the MSAI Earnout Notes, the parties acknowledge and agree that the Purchase Agreements along with the Employment Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006, the Employment Agreement between Purchaser and Lori H. Mitchell, dated August 15, 2006, the Non-Compete Agreement between Purchaser and Matthew B. Mitchell, dated August 15, 2006, the Non-Compete Agreement between Purchaser and Lori H. Mitchell, dated August 15, 2006, the Employment Agreement between Purchaser and Carrol Castille, dated August 15, 2006 and any other non-compete or employment agreements signed in connection with this transaction, notwithstanding the language contained in any of those agreements, shall be governed by the laws of the State of Louisiana, without giving effect to the principles of conflicts of law thereof.  Each of Purchaser and Seller hereby irrevocably agrees that any legal action or proceeding with respect to the Purchase Agreements brought by the other party or its successors or assigns shall be brought and determined by the Fifteenth Judicial District Court for the State of Louisiana, City of Lafayette and each party irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid court. Each party hereto irrevocably waives and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding with respect to these covenant agreements: (a) any claim that it is not personally subject to the jurisdiction of the above-named court for any reason other than the failure to lawfully serve process; (b) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such court (whether through service of notice, attachment prior to judgment, attachment in aid of jurisdiction of the judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by applicable law, that (i) the suit, action, or proceeding in any such court is proper in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) these agreements, or the subject matter thereof, may not be enforced in or by such court.

4.             Seller’s Legal Fees.  Notwithstanding anything contained in Section 12.07 of the MSAI Stock Purchase Agreement, the parties acknowledge and agree that Purchaser shall pay for Seller’s reasonable attorneys fees incurred in connection with the signing and closing of the MSAI transaction, subject to Purchaser’s and Charys’s satisfactory review of the legal invoices prior to payment.

IV.           General

The parties agree that until the payment in full of all amounts due on or prior to the Payment Date (other than the Whitney Payments which are due on or prior to November 24, 2006, as set forth in this letter agreement), all day-to-day decisions regarding management and operations of CTSI and MSAI shall be made by Sellers.  Furthermore, in accordance with the terms of the Closing Letter Agreement, Purchaser shall not pledge or otherwise encumber the stock or assets of either CTSI or MSAI.

In addition, notwithstanding anything to the contrary in Paragraph 2, Section II and Paragraph 2, Section III of the Closing Letter Agreement, the Purchaser shall pay the Sellers  $2,000,000.00 in non-refundable extension payments, over and above the purchase price, for the purpose of agreeing to the Payment Date, by cashier check or by electronic transfer to be received at the bank account listed below, to-wit:

JP Morgan Chase Bank

Account of Matthew B. and Lori H. Mitchell

Routing # [XXXXXXXXXX]

Account # [XXXXXXXXX]

Upon receipt of the sum of $2,000,000 as required by this paragraph, the Sellers will execute and deliver to the Purchaser a counterpart of this agreement.

It is the intent of the Parties that the notes set out in Section II, the CTSI Transaction, and Section III, the MSAI Transaction, replace other notes that have been executed in connection with the Purchase Agreements herein and to that extent, once the notes in Sections II and III as set forth above, are executed and delivered all other notes signed in connection with the Purchase Agreements shall be cancelled and marked void.

If you are in agreement with the foregoing, please so indicate by signing below. Except as expressly modified by this letter agreement, the Purchase Agreements shall remain in full force and effect on the terms and conditions set forth therein.

Sellers further acknowledge and agree that Sellers have carefully read this letter agreement, that Sellers have consulted with Sellers’ legal counsel to the extent Sellers have wished to do so, and that Sellers understand the terms and conditions of the Purchase Agreements and amendments to such Purchase Agreements contained herein.

This letter agreement may be executed in counterparts.

Thus Done And Passed on October 27, 2006.

[SIGNATURES ON FOLLOWING PAGE]

Sincerely,

AYIN HOLDING COMPANY INC.,
as Purchaser

By:	/s/ Jimmy Taylor
Jimmy Taylor, President

CHARYS HOLDING COMPANY, INC.,
as Parent

By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr., Chief Executive Officer

Agreed and Accepted this October 27, 2006:

COMPLETE TOWER SOURCES, INC.		CTSI SELLER:

By:	/s/ Lori H. Mitchell	/s/ Lori H. Mitchell
Name:	Lori H. Mitchell	Lori H. Mitchell
Title:	President

MITCHELL SITE ACQ., INC.		MSAI SELLER:

By:	Matthew B. Mitchell	/s/ Matthew B. Mitchell
Name:	Matthew B. Mitchell	Matthew B. Mitchell
Title:	President